                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 April 30, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  FLORSHEIM GROUP INC.                           CASE NO.   02 B 08209


                            SUMMARY OF CASH ACCOUNTS

ENDING BALANCE IN :                              03/31/2004      04/30/2004
-------------------                              ----------      ----------
      Associated Bank                           $ 47,542.16     $ 47,007.51

      BT Commercial Escrow                       144,008.24      144,008.24

      Shaw Gussis Fishman Glantz Wolfman &
         Towbin LLC - Preference Account         100,945.79      101,009.71

      Shaw Gussis Fishman Glantz Wolfman &
         Towbin LLC - Preference Account II      207,800.81      167,529.05
                                                -----------     -----------
      TOTAL                                     $500,297.00     $459,554.51
                                                ===========     ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - APRIL 30, 2004

    DATE                       ASSOCIATED BANK
    ----                       ---------------
    04/01/04                   $        --
    04/02/04                            --
    04/03/04                            --
    04/04/04                            --
    04/05/04                            --
    04/06/04                            --
    04/07/04                            --
    04/08/04                            --
    04/09/04                            --
    04/10/04                            --
    04/11/04                            --
    04/12/04                            --
    04/13/04                            --
    04/14/04                            --
    04/15/04                            --
    04/16/04                      2,107.46 1)
    04/17/04                            --
    04/18/04                            --
    04/19/04                            --
    04/20/04                            --
    04/21/04                            --
    04/22/04                            --
    04/23/04                            --
    04/24/04                            --
    04/25/04                            --
    04/26/04                            --
    04/27/04                            --
    04/28/04                            --
    04/29/04                            --
    04/30/04                            --
                               ---------------
TOTAL RECEIPTS                  $  2,107.46
                               ===============



      NOTES:

      1) Accounts receivable collections, net of collection fees - $2,053.00. Sale of computer equipment - $54.46.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                 APRIL 30, 2004

                        SHAW GUSSIS
     DATE             PREFERENCE ACCT.
     ----             ----------------
      04/01/04           $     --
      04/02/04                 --
      04/03/04                 --
      04/04/04                 --
      04/05/04              63.92 1)
      04/06/04                 --
      04/07/04                 --
      04/08/04                 --
      04/09/04                 --
      04/10/04                 --
      04/11/04                 --
      04/12/04                 --
      04/13/04                 --
      04/14/04                 --
      04/15/04                 --
      04/16/04                 --
      04/17/04                 --
      04/18/04                 --
      04/19/04                 --
      04/20/04                 --
      04/21/04                 --
      04/22/04                 --
      04/23/04                 --
      04/24/04                 --
      04/25/04                 --
      04/26/04                 --
      04/27/04                 --
      04/28/04                 --
      04/29/04                 --
      04/30/04                 --
                         --------
TOTAL RECEIPTS           $  63.92
                         ========


              1)  Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - APRIL 30, 2004

                                                                   ASSOCIATED BANK
                                                                   ---------------

    DATE             CHECK NUMBER            PAYMENTS
    ----             ------------            --------
 04/06/04                1220          F. Terrence Blanchard          $   1,558.92
 04/06/04                1221          Sonenberg & Anderson                 240.37
 04/06/04                1222          FagelHaber LLC                       692.82
 04/13/04                1223          Ben Alvendia                         150.00
                                                                      ------------
          Total                                                       $   2,642.11
                                                                      ============


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - APRIL 30, 2004

                                                                            SHAW GUSSIS
                                                                       PREFERENCE ACCOUNT II
                                                                       ---------------------

  DATE         CHECK NUMBER        PAYMENTS
  ----         ------------        --------

04/01/04           1058          Mark Tunewicz                            $    1,400.00
04/01/04           1059          Leslie T Welsh Inc.                           1,432.07
04/01/04           1060          Shaw Gussis Fishman                          18,948.65
04/05/04           1061          F. Terrence Blanchard                         3,787.50
04/12/04           1062          Laura Kooy Reporting                            306.00
04/14/04           1063          Bowne of Chicago, Inc.                          515.00
04/14/04           1064          Iron Mountain Record Management                 274.03
04/22/04           1065          Kronish Lieb Wiener                          12,167.42
04/27/04           1066          Leslie T Welsh Inc.                           1,440.49
04/30/04            --           Correct check #1055                               0.60
                                                                          -------------
                                                                          $   40,271.76
                                                                          =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                   APRIL 2004
BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                   POST-PETITION
                                                        LOAN
    DATE             PAYMENTS    BORROWINGS             BALANCE
---------------      --------    ----------             -------
   Opening Balance
   04/01/04            $--          $--              7,101,059.88
   04/02/04             --           --              7,101,059.88
   04/03/04             --           --              7,101,059.88
   04/04/04             --           --              7,101,059.88
   04/05/04             --           --              7,101,059.88
   04/06/04             --           --              7,101,059.88
   04/07/04             --           --              7,101,059.88
   04/08/04             --           --              7,101,059.88
   04/09/04             --           --              7,101,059.88
   04/10/04             --           --              7,101,059.88
   04/11/04             --           --              7,101,059.88
   04/12/04             --           --              7,101,059.88
   04/13/04             --           --              7,101,059.88
   04/14/04             --           --              7,101,059.88
   04/15/04             --           --              7,101,059.88
   04/16/04             --           --              7,101,059.88
   04/17/04             --           --              7,101,059.88
   04/18/04             --           --              7,101,059.88
   04/19/04             --           --              7,101,059.88
   04/20/04             --           --              7,101,059.88
   04/21/04             --           --              7,101,059.88
   04/22/04             --           --              7,101,059.88
   04/23/04             --           --              7,101,059.88
   04/24/04             --           --              7,101,059.88
   04/25/04             --           --              7,101,059.88
   04/26/04             --           --              7,101,059.88
   04/27/04             --           --              7,101,059.88
   04/28/04             --           --              7,101,059.88
   04/29/04             --           --              7,101,059.88
   04/30/04             --           --              7,101,059.88
                     --------    ----------
   Total               $--          $--
                     ========    ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

      CASE NAME:   FLORSHEIM GROUP INC.                 CASE NO.     02 B 08209


                         STATEMENT OF AGED RECEIVABLES

                                 APRIL 30, 2004

ACCOUNTS RECEIVABLE:

                       Beginning of Month Balance          $ 354,447
                                                           ---------
                       Add: Sales on Account                      --
                                                           ---------
                       Less: Collections                      (2,900)
                                                           ---------
                       Adjustments                                --
                                                           ---------
                       End of the Month Balance            $ 351,547
                                                           =========

      Note - All accounts receivable are fully reserved.

   0-30               31-60             61-90             OVER 90        END OF MONTH
   DAYS                DAYS              DAYS               DAYS             TOTAL
   ----                ----              ----               ----             -----
$       --          $      --          $      --          $351,547          $351,547
==========          =========          =========          ========          ========



                     ACCOUNTS PAYABLE AGING - APRIL 30, 2004

                     0-30             31-60               61-90            OVER 90        END OF MONTH
                     DAYS              DAYS               DAYS               DAYS             TOTAL
                     ----              ----               ----               ----             -----

Wholesale          $ 54,920          $(17,320)          $  2,592          $505,770          $545,962
Retail                   --                --                 --            75,979            75,979
                   --------          --------           --------          --------          --------
Total              $ 54,920          $(17,320)          $  2,592          $581,749          $621,941
                   ========          ========           ========          ========          ========



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

           CASE NAME:    FLORSHEIM GROUP INC.               CASE NO.  02 B 08209


                                TAX QUESTIONNAIRE

                         FOR MONTH ENDED APRIL 30, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

          1.  Federal Income Taxes                      Yes (x)          No ( )
          2.  FICA withholdings                         Yes (x)          No ( )
          3.  Employee's withholdings                   Yes (x)          No ( )
          4.  Employer's FICA                           Yes (x)          No ( )
          5.  Federal Unemployment Taxes                Yes (x)          No ( )
          6.  State Income Taxes                        Yes (x)          No ( )
          7.  State Employee withholdings               Yes (x)          No ( )
          8.  All other state taxes                     Yes (x)          No ( )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         /s/ F. Terrence Blanchard
                                         -------------------------------------
                                         For the Debtor In Possession (Trustee)



                                         Print or type name and capacity
                                         of person signing this Declaration:

                                         F. Terrence Blanchard
                                         -------------------------------------
                                         President and Chief Financial Officer
                                         Florsheim Group Inc.

DATED: May 12, 2004